SUPPLEMENT DATED FEBRUARY 6, 2009 TO THE PROSPECTUS OF

MORGAN STANLEY U.S. GOVERNMENT SECURITIES TRUST

Dated April 30, 2008

The following is hereby added as the sixth bullet point of the section of the Prospectus entitled “Principal Investment Strategies”:

•                  Securities guaranteed under the Federal Deposit Insurance Corporation (“FDIC”) Temporary Liquidity Guarantee Program. The FDIC guarantee of these securities is subject to the full faith and credit of the U.S. government.

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The following is hereby added as the third paragraph of the section of the Prospectus entitled “Principal Risks—U.S. Government Securities”:

Under the FDIC Temporary Liquidity Guarantee Program, the FDIC guarantees the payment of principal and interest on the newly issued senior secured debt of banks, thrift institutions and certain holding companies. The FDIC guarantee of such debt is subject to the full faith and credit of the U.S. government and expires on June 30, 2012  Therefore, the Fund will not invest in any FDIC guaranteed debt with a maturity date later than June 30, 2012. The interest from U.S. government securities generally is not subject to state and local taxation. However, the interest on securities guaranteed under the Temporary Liquidity Guarantee Program may be subject to state and local income taxes and therefore may cause additional state and local tax consequences for shareholders of any fund that purchases such securities.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

USGSPT1